UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2020

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Voting Common Stock, par value $0.01 per share	TEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed, Tenneco Inc. (the “Company”) has a revolving credit facility of $1.5 billion, on which it has drawn down $700 million. As of March 31, 2020, Tenneco had cash balances of approximately $700 million. On April 3, 2020, the Company announced it will draw down to approximately $1.2 billion in principal amount in the near-term to further add to cash balances and mitigate the impact from the global production slowdown in connection with the COVID-19 pandemic. The revolving credit facility matures in October 2023 and is subject to customary leverage and interest coverage ratios. The borrowings under the revolving credit facility bear interest at a rate of LIBOR plus 2.00%. The foregoing description of the revolving credit facility does not purport to be complete and is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 4.3(a), 4.3(d) and 4.3(e) to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2020, as part of the incremental cost reductions being implemented by the Company in response to the economic impacts of the COVID-19 pandemic, the Company announced temporary reductions in salaries including for the Chief Executive Officer and each current named executive officer as disclosed in the Company’s proxy statement for its 2020 annual stockholders meeting. For the second quarter of 2020, the Chief Executive Officer will take no salary (but the Company will continue to provide an amount necessary to cover his required contributions to his employment benefits and related payroll taxes), and such named executive officers’ salaries will be reduced 50%. Thereafter, the Company expects the Chief Executive Officer and such ongoing named executive officers to receive 80% to 85% of their respective base salaries in the third quarter of 2020 and 90% of their respective base salaries in the fourth quarter of 2020. In addition, the annual retainer fees of the Board of Directors will be reduced by 25% for the remainder of 2020.

Item 8.01	Other Events.

At the time of the acquisition of Federal Mogul on October 1, 2018, the Company entered into a Shareholders Agreement, among the Company, Icahn Enterprises Holdings L.P., American Entertainment Properties Corp. and Icahn Enterprises L.P. (collectively, “IEP”). Pursuant to that agreement, and consistent with the intent of the parties at the time of the Federal Mogul acquisition, IEP has the right to convert certain of its holdings of the Company’s Class B non-voting common stock (the “Class B Common Stock”) to Class A voting common stock (the “Class A Common Stock”), provided that IEP’s aggregate holdings of Class A Common Stock does not exceed 15% of the Company’s outstanding Class A Common Stock. Effective as of April 1, 2020, IEP exercised its right to convert 3,485,215 shares of the Company’s Class B Common Stock into 3,485,215 shares of the Company’s Class A Common Stock. As a result, IEP holds 9,136,392 shares, or approximately 14.99%, of the Company’s outstanding Class A Common Stock and 20,308,454 shares of the Company’s Class B Common Stock.

On April 3, 2020, the Company issued a press release providing a business update regarding COVID-19. The Company announced that its first quarter and full year 2020 financial guidance that was previously issued has been withdrawn until the full effects of COVID-19 can better be assessed. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include, among others, statements relating to our planned responses to the unprecedented circumstances brought on by the COVID-19 virus and to our plans to separate into two independent companies. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to materially differ from those described in the forward-looking statements, including the course of the COVID-19 pandemic and its impact on general economic, business and market conditions, our ability (or inability) to execute on our plans to respond to the COVID-19 pandemic and our previously announced Accelerate plan and to realize the anticipated benefits of these actions, our financial flexibility in addressing the impact of the COVID-19 pandemic, the possibility that Tenneco may not complete the separation of the Aftermarket & Ride Performance business from the Powertrain Technology business (or achieve some or all of the anticipated benefits of such a separation); the possibility that the separation may have an adverse impact on existing arrangements with Tenneco, including those related to transition, manufacturing and supply services and tax matters; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the risk that the benefits of the separation may not be fully realized or may take longer to realize than expected; the risk that the separation may not advance Tenneco’s business strategy; the potential diversion of Tenneco management’s attention resulting from the separation; as well as the risk factors and cautionary statements included in Tenneco’s periodic and current reports (Forms 10-K, 10-Q and 8-K) filed from time to time with the Securities and Exchange Commission (the “SEC”).

Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Unless otherwise indicated, the forward-looking statements in this Current Report on Form 8-K are made as of the date of this report, and, except as required by law, the Company does not undertake any obligation, and disclaims any obligation, to publicly disclose revisions or updates to any forward-looking statements. Additional information regarding these risk factors and uncertainties is detailed from time to time in the Company’s filings with the SEC, including but not limited to its annual report on Form 10-K for the year ended December 31, 2019.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description

99.1	Press release issued April 3, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.

Date: April 3, 2020	By:	/s/ Brandon B. Smith
Brandon B. Smith
Senior Vice President, General Counsel and Corporate Secretary